Exhibit 99.2

Page
Index to Pro Forma Condensed Consolidated Financial Statements	Number

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (unaudited)	2

Condensed Consolidated Statements of Income for the Nine Months Ended
September 30, 2012 and 2011 (unaudited)	3

Pro Forma Condensed Consolidated Statement of Income for the Year Ended
December 31, 2011 (unaudited)	4

Pro Forma Condensed Consolidated Statement of Income for the Year Ended
December 31, 2010 (unaudited)	5

Pro Forma Condensed Consolidated Statement of Income for the Year Ended
December 31, 2009 (unaudited)	6

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	7

ALEXANDER’S, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2012 (UNAUDITED)
(Amounts in thousands, except share and per share amounts)

ASSETS	As Reported	Pro Forma Adjustments		Pro Forma
Real estate, at cost:
Land	$44,971	$-		$44,971
Buildings and leasehold improvements	864,552	-		864,552
Development and construction in progress	1,930	-		1,930
Total	911,453	-		911,453
Accumulated depreciation and amortization	(154,717)	-		(154,717)
Real estate, net	756,736	-		756,736
Cash and cash equivalents	508,363	(176,475)	(A)	331,888
Investment in marketable securities	-	30,000	(B)	30,000
Restricted cash	89,185	-		89,185
Accounts receivable, net	3,270	-		3,270
Receivable arising from the straight-lining of rents	173,043	-		173,043
Deferred lease and other property costs, net	55,629	-		55,629
Deferred debt issuance costs, net	6,107	-		6,107
Assets related to discontinued operations	133,525	(133,525)	(C)	-
Other assets	39,619	-		39,619
	$1,765,477	$(280,000)		$1,485,477

LIABILITIES AND EQUITY
Mortgages payable	$1,069,776	$-		$1,069,776
Amounts due to Vornado	39,794	-		39,794
Accounts payable and accrued expenses	40,597	-		40,597
Liabilities related to discontinued operations	250,000	(250,000)	(C)	-
Other liabilities	1,213	2,000	(D)	3,213
Total liabilities	1,401,380	(248,000)		1,153,380

Commitments and contingencies

Preferred stock: $1.00 par value per share; authorized, 3,000,000 shares; issued and outstanding, none	-	-		-
Common stock: $1.00 par value per share; authorized, 10,000,000 shares; issued 5,173,450 shares; outstanding, 5,105,936 shares	5,173	-		5,173
Additional capital	32,101	(2,775)	(E)	29,326
Retained earnings	321,973	(24,000)	(F)	297,973
	359,247	(26,775)		332,472
Treasury stock: 67,514 shares, at cost	(375)	-		(375)
Total Alexander’s equity	358,872	(26,775)		332,097
Noncontrolling interest in consolidated subsidiary	5,225	(5,225)	(E)	-
Total equity	364,097	(32,000)		332,097
	$1,765,477	$(280,000)		$1,485,477

	See notes to pro forma condensed consolidated financial statements (unaudited).

ALEXANDER’S, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(Amounts in thousands, except share and per share amounts)
	As Reported
	Nine Months Ended September 30,

	2012	2011
REVENUES
Property rentals	$101,034	$100,486
Expense reimbursements	41,787	38,202
Total revenues	142,821	138,688

EXPENSES
Operating	45,184	41,029
Depreciation and amortization	21,577	20,931
General and administrative	3,895	2,899
Total expenses	70,656	64,859

OPERATING INCOME	72,165	73,829

Interest and other income, net	111	217
Interest and debt expense	(34,206)	(32,613)
Income before income taxes	38,070	41,433
Income tax (expense) benefit	(62)	80
Income from continuing operations	$38,008	$41,513

Income from continuing operations per common share – basic and diluted	$7.44	$8.13
Weighted average shares outstanding – basic and diluted	5,107,474	5,106,642

See notes to pro forma condensed consolidated financial statements (unaudited).

ALEXANDER’S, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
(Amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2011
	As Reported	Kings Plaza	Pro Forma Adjustments		Pro Forma
REVENUES
Property rentals	$174,634	$40,952	$-		$133,682
Expense reimbursements	79,618	28,054	-		51,564
Total revenues	254,252	69,006	-		185,246

EXPENSES
Operating	84,936	29,455	-		55,481
Depreciation and amortization	34,031	5,948	-		28,083
General and administrative	4,357	361	300	(G)	4,296
Total expenses	123,324	35,764	300		87,860

OPERATING INCOME (LOSS)	130,928	33,242	(300)		97,386

Interest and other income, net	2,672	1,671	-		1,001
Interest and debt expense	(52,659)	(8,761)	-		(43,898)
Income (loss) before income taxes	80,941	26,152	(300)		54,489
Income tax benefit	105	63	-		42
Income (loss) from continuing operations	$81,046	$26,215	$(300)		$54,531

Income from continuing operations per common share – basic and diluted	$15.87				$10.68
Weighted average shares outstanding – basic and diluted	5,106,568				5,106,568

See notes to condensed consolidated pro forma financial statements (unaudited).

ALEXANDER’S, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
(Amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2010
	As Reported	Kings Plaza	Pro Forma Adjustments		Pro Forma
REVENUES
Property rentals	$166,403	$39,163	$-		$127,240
Expense reimbursements	74,947	27,981	-		46,966
Total revenues	241,350	67,144	-		174,206

EXPENSES
Operating	78,652	28,499	-		50,153
Depreciation and amortization	31,343	5,655	-		25,688
General and administrative	7,792	418	300	(G)	7,674
Total expenses	117,787	34,572	300		83,515

OPERATING INCOME (LOSS)	123,563	32,572	(300)		90,691

Interest and other income, net	851	52	-		799
Interest and debt expense	(58,372)	(12,917)	-		(45,455)
Net loss on early extinguishment of debt	(1,238)	(1,238)	-		-
Income (loss) before income taxes	64,804	18,469	(300)		46,035
Income tax benefit (expense)	2,641	(183)	-		2,824
Income (loss) from continuing operations	$67,445	$18,286	$(300)		$48,859

Income from continuing operations per common share – basic and diluted	$13.21				$9.57
Weighted average shares outstanding – basic and diluted	5,105,936				5,105,936

See notes to condensed consolidated pro forma financial statements (unaudited).

ALEXANDER’S, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
(Amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2009
	As Reported	Kings Plaza	Pro Forma Adjustments		Pro Forma
REVENUES
Property rentals	$155,275	$37,055	$-		$118,220
Expense reimbursements	68,254	26,780	-		41,474
Total revenues	223,529	63,835	-		159,694

EXPENSES
Operating	73,340	27,743	-		45,597
Depreciation and amortization	27,284	5,607	-		21,677
General and administrative (including a reversal of stock appreciation rights expense of $34,275)	(28,246)	394	300	(G)	(28,340)
Total expenses	72,378	33,744	300		38,934

OPERATING INCOME (LOSS)	151,151	30,091	(300)		120,760

Interest and other income, net	2,847	95	-		2,752
Interest and debt expense	(57,473)	(15,363)	-		(42,110)
Net loss on early extinguishment of debt	(519)	(519)	-		-
Income (loss) before income taxes	96,006	14,304	(300)		81,402
Income tax benefit (expense)	36,935	(60)	-		36,995
Income (loss) from continuing operations	$132,941	$14,244	$(300)		$118,397

Income from continuing operations per common share – basic	$26.05				$23.20
Weighted average shares outstanding – basic	5,103,790				5,103,790

Income from continuing operations per common share – diluted	$26.04				$23.19
Weighted average shares outstanding – diluted	5,105,370				5,105,370

See notes to condensed consolidated pro forma financial statements (unaudited).

ALEXANDER’S, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.    DESCRIPTION OF TRANSACTION

On November 28, 2012, Alexander’s, Inc. (the “Company”) completed the sale of the 1.2 million square foot Kings Plaza Regional Shopping Center located in Brooklyn, New York (“Kings Plaza”) to The Macerich Company (NYSE: MAC) (“MAC”) for $751 million.  Net proceeds from the sale, after repaying the existing loan and closing costs, were approximately $479 million, of which $30 million (at the Company’s election) was received in MAC common shares.  The financial statement gain was approximately $600 million, which is net of $2 million that will be deferred and recognized upon the disposition of the MAC common shares.  The tax gain was approximately $624 million and will be paid out to stockholders during 2012, as a special long-term capital gain dividend.

2.    BASIS OF PRESENTATION

The Company’s unaudited pro forma condensed consolidated financial statements that accompany these notes consist of (i) the pro forma condensed consolidated balance sheet as of September 30, 2012, giving effect to the disposition of Kings Plaza as if it had occurred on September 30, 2012, (ii) the condensed consolidated statements of income for the nine months ended September 30, 2012 and 2011 as reported, and (iii) the pro forma condensed consolidated statements of income for each of the three years ended December 31, 2011, 2010 and 2009, respectively, giving effect to the disposition of Kings Plaza as if it had occurred on January 1, 2009.

In management’s opinion, all adjustments necessary to reflect the disposition of Kings Plaza have been made in the accompanying unaudited pro forma condensed consolidated financial statements.  These pro forma financial statements are not necessarily indicative of what the Company’s actual consolidated results of operations or consolidated financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent the Company’s consolidated results of operations or consolidated financial position for any future period.  The Company’s consolidated results of operations for the nine months ended September 30, 2012 and 2011 are not necessarily indicative of the operating results for the full year.

      The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the period ended September 30, 2012.

ALEXANDER’S, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

3.    PRO FORMA ADJUSTMENTS

(A)       On November 28, 2012, the Company completed the sale of Kings Plaza.  The expected impact of the sale on the Company’s cash and cash equivalents is as follows:

(Amounts in thousands)

Sales proceeds	$751,000
Portion of sales proceeds received in MAC common shares	(30,000)	(B)
Acquisition of the remaining 75% interest in the Kings Plaza Energy Plant joint venture	(8,000)	(E)
Estimated closing costs	(15,475)
Repayment of existing loan	(250,000)	(C)
Special long-term capital gain dividend	(624,000)
Net impact to cash and cash equivalents	$(176,475)

(B)  To record the portion of the sales proceeds received in MAC common shares.

(C)  To remove the assets and liabilities of Kings Plaza as a result of the sale.

(D) Represents the portion of the gain that will be deferred based on our ownership in The Macerich Company, as a result of receiving a portion of the sales proceeds in MAC common shares.

(E) To account for the acquisition of the remaining 75% interest of our consolidated subsidiary, the Kings Plaza Energy Plant joint venture.

(F) The expected impact of the sale on the Company’s retained earnings is as follows:

(Amounts in thousands)
Sales proceeds	$751,000
Assets related to discontinued operations	(133,525)	(C)
Estimated closing costs	(15,475)
Portion of gain to be deferred	(2,000)	(D)
Net gain on sale	600,000
Special long-term capital gain dividend	(624,000)
Net impact to retained earnings	$(24,000)

(G)  To reallocate a portion of Corporate Overhead as a result of the sale.